UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024 (September 27, 2024)

Tectonic Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-38910 (Commission File Number)	82-0764846 (IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190

Dallas, Texas 75248

(Address of principal executive offices) (Zip Code)

(972) 720-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☑

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Departure of Patrick Howard as Director and Officer of the Company, TBI and the Bank

On September 27, 2024, Mr. Patrick Howard, a director and President of Tectonic Financial, Inc. (the “Company”), a director and President and Chief Executive Officer of the Company’s wholly owned subsidiary, T Bancshares, Inc. (“TBI”), and a director and President and Chief Executive Officer of TBI’s wholly owned subsidiary, T Bank, National Association (the “Bank”), notified the Boards of Directors of the Company, TBI and the Bank of his decision to retire from the Boards of Directors of the Company, TBI and the Bank, and as President of the Company, President and Chief Executive Officer of TBI, and President and Chief Executive Officer of the Bank in 2025, at which time Mr. Howard will transition to an executive advisor role. On September 27, 2024, the Boards of Directors of the Company, TBI and the Bank voted to accept the resignation of Mr. Howard, subject to the execution and delivery of the Transition Services Agreement, dated September 27, 2024, by and among the Company, TBI, the Bank and Mr. Howard providing for the transition of his duties and responsibilities to Mr. A. Haag Sherman, effective in January 2025 or such other date as mutually determined by the Company, TBI, the Bank and Mr. Howard, but not later than July 31, 2025.

Mr. Howard’s forthcoming resignation was voluntary and does not relate to any disagreement on matters related to the Company’s operations, policies or practices or any other matter, and Mr. Howard was not aware of any deficiencies in financial or operating controls at the time of his resignation.

The Company, TBI and the Bank are deeply appreciative of Mr. Howard for his years of dedicated service and contributions to the Company, TBI and the Bank.

(c)         Appointment of A. Haag Sherman as President of the Company, Chief Executive Officer of TBI and Chief Executive Officer of the Bank

On September 27, 2024, the Boards of Directors of the Company, TBI and the Bank voted to appoint Mr. A. Haag Sherman to serve as President of the Company, Chief Executive Officer of TBI and Chief Executive Officer of the Bank, effective upon the termination of employment of Mr. Howard from such positions or such other date as determined by the respective Boards of Directors of the Company, TBI and the Bank, with such appointment to occur in the manner set forth above.

Mr. Sherman, age 58, has been serving as a director of the Company since October 2016, as an executive Chairman and a director of TBI and the Bank since May 2017 and as Chief Executive Officer of the Company and its predecessor since February 2015. Prior to joining the Company, Mr. Sherman co-founded Salient Partners, LP (a Houston-based investment firm) in 2002 and served in various executive positions, including Chief Executive Officer and Chief Investment Officer, through October 2011. In addition, he previously served as an executive officer and partner of The Redstone Companies from 1998 to 2002 where he, among other things, managed a private equity portfolio (where he was responsible for two finance companies). Mr. Sherman has served as a director of Hilltop Holdings, Inc. (NYSE: HTH) since its acquisition of PlainsCapital Corporation in November 2012 and as a director of CBIZ, Inc. (NYSE: CBZ) since August 2020. He previously served as a director of PlainsCapital from September 2009 to November 2012. He previously served as a member of the board of directors of several public companies and currently serves on the Executive Committee of Episcopal High School in Bellaire, Texas (on which he previously served as Chairman), the Governing Council of the Miller Center of Public Policy at the University of Virginia, the Episcopal Health Foundation and the investment committee of the Episcopal Diocese of Texas. Mr. Sherman has served as an adjunct professor of law at The University of Texas School of Law. Mr. Sherman previously practiced corporate law at Akin, Gump, Strauss, Hauer & Feld, LLP from 1992 to 1996 and was an auditor at Price Waterhouse, a public accounting firm, from 1988 to 1989. Mr. Sherman has a Bachelor of Business Administration (cum laude), with majors in Accounting and Economics, from Baylor University and a Juris Doctorate (with honors) from The University of Texas at Austin. Mr. Sherman is a certified public accountant and a member of the State Bar of Texas.

There is no family relationship between Mr. Sherman and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Sherman that are reportable pursuant to Item 404(a) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

(e)         Transition Services Agreement with Patrick Howard

On September 27, 2024, the Company, TBI and the Bank entered into a Transition Services Agreement with Mr. Howard in connection with his resignation as President of the Company, President and Chief Executive Officer of TBI, and President and Chief Executive Officer of the Bank, effective no earlier than January 1, 2025 and no later than July 31, 2025, as determined by Mr. Sherman (the “Transition Services Agreement”). The Transition Services Agreement replaces Mr. Howard’s prior Amended and Restated Employment Agreement with the Company, TBI, and the Bank, dated May 1, 2019 (the “Howard Employment Agreement”), and neither the Company, TBI, the Bank nor Mr. Howard are obligated under the terms of such Howard Employment Agreement, including any rights and benefits provided to Mr. Howard thereunder, except as set forth in the Transition Services Agreement. Under the terms of the Transition Services Agreement, Mr. Howard will continue to remain employed by the Company, TBI and the Bank to provide transition services as a common law employee of the Company, TBI and the Bank through January 15, 2026 (the “Termination Date”), at which time Mr. Howard will retire from employment with the Company, TBI and the Bank.

In consideration for his services rendered to the Company, TBI and the Bank, Mr. Howard will receive an annual base salary equal to his annual base salary in effect as of the date of the Transition Services Agreement, beginning January 1, 2025 through the Termination Date. Mr. Howard will continue to participate in all employee benefit arrangements sponsored by the Company, TBI and/or the Bank as though his service and positions with the Company, TBI and/or the Bank was never interrupted or severed, subject to the Company’s, TBI’s and/or the Bank’s discretion. Mr. Howard will also be paid an annual year-end bonus of $175,000 for each of the years ending December 31, 2024 and December 31, 2025, and an annual performance bonus of $250,000 for each of the years ending December 31, 2024 and December 31, 2025.

The Transition Services Agreement also provides that, within thirty (30) business days after the date of the Transition Services Agreement, the Company will cashout up to 100,000 options to purchase shares of the Company’s common stock that were previously granted to Mr. Howard (the “Options”). In exchange for the termination and cancellation of the Options, the Company will pay Mr. Howard the difference between $18.80 per Option and the exercise price for each Option. Upon the cashout of the Options by the Company, each of the Options will be cancelled and terminated, and Mr. Howard will have no further right or interest under any of the Options.

The foregoing description of the Transition Services Agreement is a summary only, and accordingly, does not purport to be complete and is qualified in its entirety to the full text of the Transition Services Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, filed by it with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the SEC identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. The Company undertakes no obligation to update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01.         Financial Statements and Exhibits.

(d)                  The following exhibits are included with this Current Report on Form 8-K:

10.1:	Transition Services Agreement, dated September 27, 2024, by and among Tectonic Financial, Inc., T Bancshares, Inc., T Bank, National Association, and Patrick Howard (schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the U.S. Securities and Exchange Commission upon request).

104:	Cover Page Interactive Data File (imbedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024                             TECTONIC FINANCIAL, INC.

By:          /s/ A. Haag Sherman

Name:          A. Haag Sherman

Title:            Chief Executive Officer